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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 10, 2000
                                                         --------------



                               U.S. FOODSERVICE
                               ----------------
              (Exact Name of registrant specified in its charter)

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

Delaware                                0-24954                            52-1634568
--------                          -----------------------         -------------------------------
(State or other Jurisdiction of   (Commission File Number)        (I.R.S. employer Identification
Incorporation)                                                    No.)

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                           9755 Patuxent Woods Drive
                           Columbia, Maryland 21046
                   (Address of principal executive offices)
                   ----------------------------------------
                 Registrant's telephone number: (410) 312-7100
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                                                                               2

Item 1.   Changes in Control
          ------------------

             On April 10, 2000, Koninklijke Ahold N.V. (Royal Ahold), a company organized under the laws of the Netherlands ("Parent"), announced that its
                                              ------
indirect wholly-owned subsidiary, Snow Acquisition, Inc., a company organized under the laws of Delaware ("Purchaser"), will accept for payment on Tuesday,
                             ---------
April 11, 2000, 100,400,644.68 or approximately 97.4%, of the 103,091,686.49 outstanding shares of common stock, par value $0.01 per share (the "Common
                                                                    ------
Stock"), of U.S. Foodservice, a company organized under the laws of Delaware
-----
(the "Company"), including the associated preferred stock purchase rights of the Company (the "Rights"; together with the Common Stock, the "Shares") issued
              ------                                        ------
pursuant to the Rights Agreement between U.S. Foodservice (the "Company" or the
                                                                -------
"Registrant") and ChaseMellon Shareholder Services, L.L.C., as Rights Agent,
 ----------
dated as of October 4, 1999, as amended, tendered in response to Purchaser's tender offer (the "Offer") for all outstanding Shares of the Company at a price
                   -----
of $26.00 per Share, net to the seller in cash, without interest thereon. The Offer expired, as scheduled, at 12:00 midnight, New York City time, on Friday, April 7, 2000.

          The Offer, which commenced on March 13, 2000, was made pursuant to an Agreement and Plan of Merger, dated as of March 7, 2000 (the "Merger
                                                              ------
Agreement"), by and among Parent, Purchaser and the Company.  The merger of
---------
Purchaser into the Company pursuant to the Merger Agreement is expected to occur no later than April 12, 2000.

             The Company has been advised by Purchaser and Parent that the total amount of funds required by Purchaser to purchase all Shares on a fully diluted basis and pay related fees and expenses is expected to be approximately $2.83 billion. Matters relating to such funds are set forth in Section 9 of the Offer to Purchase (incorporated herein by reference to Amendment No. 2, filed by Parent and Purchaser on March 31, 2000, to the Schedule TO/A of Parent and Purchaser), which Section 9 is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits

             Exhibit 2.1 Agreement and Plan of Merger by and among Koninklijke Ahold N.V., Snow Acquisition, Inc. and U.S. Foodservice, dated as of March 7, 2000 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 13,
                           2000).

             Exhibit 99.1 Joint Press Release issued by the Company and Parent on April 10, 2000 regarding completion of the Offer.

             Exhibit 99.2 Section 9 ("Source and Amount of Funds") of the Offer to Purchase (incorporated herein by reference to Amendment No. 2, filed by Parent and Purchaser on March 31, 2000, to the Schedule TO/A of Parent and Purchaser).
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                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U.S. FOODSERVICE
                                 ----------------
                                 (Registrant)


                                 By: /s/ David M. Abramson
                                     ------------------------------------------
                                 Name:   David M. Abramson
                                 Title:  Executive Vice President, Secretary &
                                         General Counsel



Date:  April 10, 2000
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                               INDEX TO EXHIBITS
                               -----------------




Exhibit Number    Exhibit
--------------    -------

2.1 Agreement and Plan of Merger by and among Koninklijke Ahold N.V., Snow Acquisition, Inc. and U.S. Foodservice, dated as of March 7, 2000 (incorporated herein by reference to Exhibit 2.1 Current Report on Form 8-K filed by the Company on March 13,
                  2000).

99.1 Joint Press Release issued by the Company and Parent on April 10, 2000 regarding completion of the Offer.

99.2 Section 9 ("Source and Amount of Funds") of the Offer to Purchase (incorporated herein by reference to the Amendment No. 2, filed by Parent and Purchaser on March 31, 2000, to the Schedule TO/A of Parent and Purchaser).